UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 19, 2008

                        CITIGROUP FAIRFIELD FUTURES FUND L.P.
                        -------------------------------------
             (Exact name of registrant as specified in its charter)


   New York                           000-50736                 04-3621353
   --------                           ---------                 ----------
(State or other                    (Commission File           (IRS Employer
jurisdiction of                       Number)                Identification No.)
incorporation)


                        c/o Citigroup Managed Futures LLC
                        ---------------------------------
                        55 East 59th Street - 10th Floor
                        --------------------------------
                               New York, NY 10022
                               ------------------
              (Address and Zip Code of principal executive offices)

       Registrant's telephone number, including area code: (212) 559-2011

                        c/o Citigroup Managed Futures LLC
                        ---------------------------------
                       731 Lexington Avenue - 25th Floor
                       ---------------------------------
                               New York, NY 10022
                               ------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

Change of Address

The address of the Fund and the General Partner is now 55 East 59th Street, 10th Floor, New York, New York 10022.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                           CITIGROUP FAIRFIELD FUTURES FUND L.P.

                           By: Citigroup Managed Futures LLC, General Partner



                           By /s/ Jerry Pascucci
                              --------------------------------------------------
                               Jerry Pascucci
                                President and Director


                           By /s/ Jennifer Magro
                              --------------------------------------------------
                               Jennifer Magro
                               Chief Financial Officer and Director


Date: September 23, 2008